Exhibit 99.1

Investor Contact:
Effie Veres, FTI Consulting
(212) 850-5676

Media Contact:
Rachel Rosenblatt, FTI Consulting
(212) 850-5697

AÉROPOSTALE ANNOUNCES SUSPENSION OF TRADING ON NYSE; COMMON STOCK TO TRADE ON THE OTCQX MARKET

New York, New York, April 22, 2016 -- Aéropostale, Inc. (OTCQX: AROP), a mall-based specialty retailer of casual apparel for young women and men, today announced that it received written notice from the New York Stock Exchange (“NYSE”) that the NYSE has determined to commence proceedings to delist the Company’s common stock, pursuant to Section 802.01D of the NYSE’s Listed Company Manual due to an “abnormally low” trading price. The NYSE also suspended trading in the Company’s common stock effective immediately. The Company does not intend to appeal the delisting determination.

In response, Aéropostale will begin trading today on the OTCQX® Best Market, which is operated by OTC Markets Group Inc., under the symbol “AROP.” U.S. investors can find current financial disclosure and Real-Time Level 2 quotes for the Company on www.otcmarkets.com.

The transition to the OTCQX market does not affect the Company’s business operations and does not change its public reporting requirements with the US Securities and Exchange Commission.

Stifel, Nicolaus & Company, Inc. serves as Aéropostale’s OTCQX Advisor.

About Aéropostale, Inc.
Aéropostale, Inc. is a specialty retailer of casual apparel and accessories, principally targeting young women and men through its Aéropostale® and Aéropostale Factory™ stores and website and 4 to 12 year-olds through its P.S. from Aéropostale® stores and website. The Company provides customers with a focused selection of high quality fashion and fashion basic merchandise at compelling values in an exciting and customer friendly store environment. Aéropostale maintains control over its proprietary brands by designing, sourcing, marketing and selling all of its own merchandise. Aéropostale products can be purchased in Aéropostale stores, Aéropostale Factory stores and online at www.aeropostale.com. P.S. from Aéropostale products can be purchased in P.S. from Aéropostale stores, in select Aéropostale stores and online at www.ps4u.com. The Company currently operates more than 700 Aéropostale stores in the United States, Puerto Rico, and Canada, and 25 P.S. from Aéropostale stores in the United States. In addition, the Company's authorized licensees currently operate more than 300 Aéropostale and P.S. from Aéropostale retail locations in the Middle East, Asia, India, Europe and Latin America.  In November 2012, Aéropostale acquired GoJane.com, an online fashion retailer of women's footwear, apparel and accessories.  GoJane products can be purchased online at www.gojane.com.

SPECIAL NOTE: THIS PRESS RELEASE AND ORAL STATEMENTS MADE FROM TIME TO TIME BY REPRESENTATIVES OF THE COMPANY CONTAIN CERTAIN "FORWARD-LOOKING STATEMENTS" MADE IN RELIANCE UPON THE SAFE HARBOR PROVISIONS OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, CONCERNING THE COMPANY'S BUSINESS AND EARNINGS. BECAUSE SUCH STATEMENTS INCLUDE RISKS, UNCERTAINTIES AND CONTINGENCIES, ACTUAL RESULTS MIGHT DIFFER MATERIALLY FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. AMONG THE

FACTORS THAT COULD CAUSE ACTUAL RESULTS TO MATERIALLY DIFFER INCLUDE, CHANGES IN THE COMPETITIVE MARKETPLACE, INCLUDING THE INTRODUCTION OF NEW PRODUCTS OR PRICING CHANGES BY THE COMPANY'S COMPETITORS; CHANGES IN THE ECONOMY AND OTHER EVENTS LEADING TO A REDUCTION IN DISCRETIONARY CONSUMER SPENDING; SEASONALITY; RISKS ASSOCIATED WITH CHANGES IN SOCIAL, POLITICAL, ECONOMIC AND OTHER CONDITIONS AND THE POSSIBLE ADVERSE IMPACT OF CHANGES IN IMPORT RESTRICTIONS; RISKS ASSOCIATED WITH UNCERTAINTY RELATING TO THE COMPANY'S ABILITY TO IMPLEMENT ITS STRATEGIES; UNCERTAINTY ASSOCIATED WITH BEING ABLE TO IDENTIFY, EVALUATE AND COMPLETE ANY STRATEGIC OR FINANCIAL ALTERNATIVE AS WELL AS THE COMPANY'S ABILITY TO IMPLEMENT AND REALIZE ANY ANTICIPATED BENEFITS ASSOCIATED WITH ANY ALTERNATIVE THAT MAY BE PURSUED; THE TERMS, TIMING AND EXECUTION OF ANY TRANSACTION OR RESTRUCTURING RESULTING FORM THE COMPANY’S REVIEW OF STRATEGIC ALTERNATIVES; RISKS ASSOCIATED WITH THE IMPACT OF THE FAILURE OF A KEY VENDOR TO DELIVER MERCHANDISE IN ACCORDANCE WITH OUR CONTEMPLATED ARRANGEMENT OR TO OBTAIN ALTERNATIVE SOURCING IN A TIMELY MANNER; RISKS ASSOCIATED WITH ANY DEFAULT UNDER OUR DEBT AGREEMENTS; RISKS ASSOCIATED WITH OUR ABILITY OT MAKE PAYMENTS ON AND TO REPAY OR REFINANCEOUR DEBT OR GENERATE SUFFICIENT CASH; RISKS ASSOCATED WITH THE INABILITY TO ACCESS SUFFICIENT LIQUIDITY; THE COMPLETION AND FILING OF THE ANNUAL REPORT ON FORM 10-K, AS WELL AS THE OTHER RISK FACTORS SET FORTH IN THE COMPANY'S FORM 10-K AND QUARTERLY REPORTS ON FORM 10-Q, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS TO REFLECT SUBSEQUENT EVENTS OR CIRCUMSTANCES.